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                                                                   EXHIBIT 10.23

                         BOCA RATON CAPITAL CORPORATION
                             STOCK OPTION AGREEMENT


          AGREEMENT made as of the 11th day of January, 1996, by and between Boca Raton Capital Corporation, a Florida corporation (the "Company"), and Alan
H. Weingarten (the "Optionee").

                               W I T N E S S E T H

          WHEREAS, the Company desires to grant to the Optionee, as director of the Company, and the Optionee desires to accept, an option to purchase shares of common stock, $.001 par value, of the Company (the "Common Stock") upon the terms and conditions set forth in this agreement.

          NOW, THEREFORE, the parties hereto agree as follows:

          1. GRANT. The Company hereby grants to the Optionee an option to purchase 10,000 shares of Common Stock on the terms and conditions set forth herein ("Option").

          This Option to purchase shares of Common Stock is granted in connection with the services rendered by the Optionee as a director of the Company.

          2. PURCHASE PRICE. The purchase price of each share of Common Stock subject to the option (collectively, the "Option Shares") shall be $3.00 per share (subject to a reduction of $2.25 if the proposed special cash distribution of $2.25 per share on each share of


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Common Stock outstanding of record on January 11, 1996 is approved by the
Company's shareholders and payment thereof is made by the Company). The purchase price of the Option Shares shall be paid at the time of exercise, as provided in paragraph 3 hereof.

          3. EXERCISE. The Option to purchase 10,000 shares of Common Stock shall become exercisable for a period of four (4) years commencing on April 15, 1996.

          The options may be exercised in whole or in part by delivering to the Secretary of the Company (a) a written notice specifying the number of shares to be purchased, and (b) payment in full of the exercise price, together with the amount, if any, deemed necessary by the Company to enable it to satisfy any income tax withholding obligations with respect to the exercise (unless other arrangements, acceptable to the Company, are made for the satisfaction of such withholding obligations). The exercise price shall be payable by bank or certified check, or by such other method as the Board of Directors in its sole discretion, shall determine.

          4. TERMINATION. The Option terminates on April 14, 2000 and may not be exercised under any circumstances thereafter.

          5. RIGHTS AS STOCKHOLDER. No shares of Common stock shall be sold or delivered hereunder until full payment for such shares has been made. The Optionee shall have no rights as a stockholder with respect to any Option Shares until a stock certificate for such shares is issued to him or her. Except as otherwise provided in paragraphs 2 and 8 hereof, no adjustment shall be made for dividends or distributions of other rights for which the record date is prior to the date such stock certificate is issued.

          6. NONTRANSFERABILITY. This Option is not assignable or transferable except by will and/or the laws of descent and distribution, and is exercisable during the Optionee's lifetime only by the Optionee. If the Optionee shall die, his estate, personal representative, or


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beneficiary shall have the right, subject to the provisions of paragraph 4, to exercise the Option at any time during the remainder of the term of the Option.

          7. SECURITIES RESTRICTIONS. This Option may not be exercised unless such exercise is in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and all other applicable securities laws, as are in effect on the date of exercise. If the shares to be issued upon an exercise of the Option are not registered under the Securities Act, then, as a further condition of the Company's obligation to issue such shares, the Optionee may be required to give a representation in writing that the Optionee is acquiring the shares for his own account as an investment and not with a view to, or for sale in connection with, the distribution of such shares, and the certificate representing such shares shall bear a legend to such effect as the Company's counsel shall deem necessary or desirable. If Optionee is an officer or director of the Company or other person (in each case, an "INSIDER") whose transactions in the Company's Common Stock are subject to Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Company is subject to Section 16(b) of the Exchange Act, the shares acquired by Optionee upon exercise of this Option may not be sold, transferred or otherwise disposed of by Optionee until six (6) months after the date of grant of this Option.


          8.   CAPITAL CHANGES, REORGANIZATIONS, ETC.

               (a) In case the Company shall at any time subdivide or combine the outstanding shares of Common Stock, or pay a dividend on, or make a distribution of, shares of Common Stock or of the Company's capital stock convertible into Common Stock, the exercise price per share of the Option Shares and the number of Option Shares issuable upon exercise of this Option shall be proportionately adjusted.


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               (b)  In case of any consolidation of the Company with, or merger of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), the corporation formed by such consolidation or merger shall execute and deliver to the Optionee a supplemental option agreement providing that the Optionee shall have the right thereafter (until the expiration of such Option) to receive, upon exercise of such Option, the kind and amount of shares of stock and other securities and property receivable upon such consolidation or merger, by a holder of the number of shares of Common Stock of the Company for which such Option might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental option agreement shall provide for adjustments which shall be identical to the adjustments provided in this paragraph 8. The above provision of this subsection shall similarly apply to successive consolidations or mergers.

               (c) The Company shall not be required to issue certificates representing fractions of shares on the exercise of the Option, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated.

               (d) All adjustments under this paragraph 8 shall be made by the Board, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

          9.   REGISTRATION RIGHTS.

               (a) If at any time commencing after January 11, 1996 and expiring on April 14, 2000, the Company proposes to register any of its securities under the Act, it will give written notice by registered mail, at least thirty (30) days prior to the filing of each such


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registration statement to the Optionee of its intention to do so.  Upon the written request of the Optionee given within ten (10) days after receipt of any such notice of its or their desire to include any such Option Shares in such proposed registration statement, the Company shall afford the Optionee the opportunity to have any such Options Shares registered under such registration statement.

               Notwithstanding the provisions of this paragraph, the Company shall have the right at any time after it shall have give written notice pursuant to this paragraph 9 (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the effective date hereof.

               If any registration pursuant to this paragraph 9 shall be underwritten in whole or in part, the Company may require that the Option Shares requested for inclusion pursuant to this paragraph 9 be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriter(s).

               (b) In connection with any registration under this paragraph 9, the Company and the Optionee hereby agree as follows:

               (i) The Company shall pay all costs (excluding fees and expenses of Optionee's counsel and any underwriting or selling commissions or other charges of any broker-dealer acting on behalf of Optionee), fees and expenses in connection with all registration statements filed pursuant to this paragraph 9, including, without limitation, the Company's legal and accounting fees, printing expenses, blue sky fees and expenses.

               (ii) The Company will take all necessary action which may be required in qualifying or registering the Option Shares included in a registration statement for offering


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and sale under the securities or blue sky laws of such states as reasonably are requested by the Optionee, provided that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

               (iii) The Company shall indemnify the Optionee in connection with Option Shares to be sold pursuant to any registration statement and each person, if any, who controls such Optionee within the meaning of Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Securities Act, the Exchange Act or any other statute, common law or otherwise, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in such registration statement executed by the Company or based upon written information furnished by the Company filed in any jurisdiction in order to qualify the Option under the securities laws thereof or filed with the Securities and Exchange Commission (the "Commission"), any state securities commission or agency, the National Association of Securities Dealers, Inc., The Nasdaq Stock Market or any securities exchange, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements contained therein not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by the Optionee expressly for use in such registration statement, any amendment or supplement thereto or any application, as the case may be. If any action is brought against the Optionee or any controlling person of the Optionee in respect of which indemnity may be sought against the Company pursuant to this paragraph 9, the Optionee or such controlling person shall within


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thirty (30) days after the receipt thereby of a summons or complaint notify the
Company in writing of the institution of such action and the Company shall assume the defense of such action, including the employment and payment of reasonable fees and expenses of counsel (which counsel shall be reasonably satisfactory to the Optionee or such controlling person), but the failure to give such notice shall not affect such indemnified person's right to indemnification hereunder except to the extent that the Company's defense of such action was materially adversely affected thereby. The Optionee or such controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Optionee or such controlling person unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action, the Company shall not have employed counsel to have charge of the defense of such action or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Company (in which case the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events the fees and expenses of not more than one additional firm of attorneys for the Optionee and/or such controlling person shall be borne by the Company. Except as expressly provided in the previous sentence, in the event that the Company shall not previously have assumed the defense of any such action or claim, the Company shall not thereafter be liable to the Optionee or such controlling person in investigating, preparing or defending any such action or claim. The Company agrees promptly to notify the Optionee of the commencement of any litigation or proceedings against the Company or any of its officers, directors or controlling persons in connection with the resale of the Option Shares or in connection with such registration statement.


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               (iv) The Optionee, and their successors and assigns, shall severally, and not jointly, indemnify the Company, its officers, directors, shareholders, employees or representatives and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against all loss, claim, damage or expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Securities Act, the Exchange Act or any other statute, common law or otherwise, arising from information furnished in writing by or on behalf of Optionee, or their successors or assigns, for specific inclusion in such registration statement. The Optionee further agrees that upon demand by an indemnified person, at any time or from time to time, they will promptly reimburse such indemnified person for any loss, claim, damage, liability, cost or expense actually and reasonably paid by the indemnified person as to which the Optionee have indemnified such person pursuant hereto. Notwithstanding the foregoing provisions of this paragraph 9, any such payment or reimbursement by the Optionee of fees, expenses or disbursements incurred by an indemnified person in any proceeding in which a final judgment by a court of competent jurisdiction (after all appeals or the expiration of time to appeal) is entered against the Company or such indemnified person as a direct result of the Company or such person's gross negligence or willful misfeasance will be promptly repaid to the Optionee.

               (c) Nothing contained in this Agreement shall be construed as requiring the Optionee to exercise their Option prior to the initial filing of any registration statement or the effectiveness thereof.


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          10.  MISCELLANEOUS

               (a) This agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

               (b) This agreement shall be governed by and construed in accordance with the laws of the State of Florida. This agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and may not be modified except by written instrument executed by the parties.

               (c) Any dispute regarding the interpretation of this Option shall be submitted by the Optionee or the Company to the Company's Board of Directors, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board shall be final and binding on the Company and on Optionee.

          IN WITNESS WHEREOF, this agreement has been executed as of the date first above written.

                         BOCA RATON CAPITAL CORPORATION



                         By:
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                         -------------------------------------------------------
                                                   Optionee


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